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                                                                     EXHIBIT 4.1

                             A BANK HOLDING COMPANY
                   FORMED UNDER THE BANK HOLDING COMPANY ACT
                OF 1956, AS AMENDED, OPERATING UNDER REGULATIONS
            OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM


NUMBER                    [COMPANY LOGO]                     SHARES
FL                        FIRST NATIONAL BANKSHARES
                                   of Florida, Inc.

THIS CERTIFICATE IS TRANSFERABLE                      CUSIP 321100 10 9
IN NAPLES, FL AND NEW YORK, NY


THIS CERTIFIES THAT




IS THE OWNER OF

                       SHARES OF COMMON CAPITAL STOCK OF
                             (CERTIFICATE OF STOCK)

FIRST NATIONAL BANKSHARES OF FLORIDA, INC., hereinafter called the "Corporation", transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney upon the surrender of this certificate properly endorsed.

         The amount of Common Capital Stock is set forth on the books of the Corporation. The par value of the shares of said stock is set forth in the Articles of Corporation of the Corporation and the amendments thereto, which are hereby expressly incorporated herein by reference.

         IN WITNESS WHEREOF, the Corporation has caused the signatures of its duly authorized Officers, and its seal to be hereunto affixed.

                                                           Dated

                   First National Bankshares of Florida, Inc.
                                   CORPORATE
                                      SEAL

                                      2003
                                    FLORIDA

Kevin C. Hale                               Gary L. Tice
President and Chief Operating Officer       Chairman and Chief Executive Officer

                  COUNTERSIGNED
                           SHAREHOLDERS SERVICES
                                    TRANSFER AGENT

                  BY                AUTHORIZED SIGNATURE